Discontinued operations and assets and liabilities held for sale	6 Months Ended
Jun. 30, 2020
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Discontinued operations and assets and liabilities held for sale	Discontinued operations and assets and liabilities held for sale
South African asset sale
On 12 February 2020, AngloGold Ashanti announced that it has reached an agreement to sell its remaining South African producing assets and related liabilities to Harmony Gold Mining Company Limited. Consideration for the transaction is in cash and deferred payments with expected proceeds of around $300m subject to subsequent performance, and with additional proceeds if the West Wits assets are developed below current infrastructure.

The transaction includes the following assets and liabilities:
•The Mponeng mine and its associated assets and liabilities;
•The Tau Tona and Savuka mines and associated rock-dump and tailings storage facility reclamation sites, mine rehabilitation and closure activities located in the West Wits region and their associated assets and liabilities;
•First Uranium (Pty) Limited which owns Mine Waste Solutions (Pty) Limited and Chemwes (Pty) Limited as well as associated tailings assets and liabilities;
•Covalent Water Company (Pty) Limited, AngloGold Security Services (Pty) Limited and Masakhisane Investments (Pty) Limited; and
•Certain rock-dump reclamation, mine rehabilitation and closure activities located in the Vaal River region and their associated assets and liabilities.

The consideration comprises three elements:
•US$200m in cash payable at closing; and
•Two components of deferred consideration, payable as follows:

1.US$260 per ounce payable on all underground production sourced within the West Wits mineral rights (comprising the Mponeng, Savuka and Tau Tona mines) in excess of 250,000 ounces per annum for 6 years commencing 1 January 2021; and
2.US$20 per ounce payable on underground production sourced within the West Wits mineral rights (comprising the Mponeng, Savuka and Tau Tona mines) below the datum of current infrastructure.

The agreement provides for terms customary in agreements of this nature and is subject to customary conditions precedent. Key conditions precedent include:
•Approval from the South African Competition Authorities in terms of the South African Competition Act, No. 89 of 1998; and
•Section 11 approval from the Minister of Mineral Resources and Energy in terms of the MPRDA in relation to West Wits Mineral Right.

Certain conditions precedent have already been fulfilled, including the South African Competition Tribunal approving the transaction, without conditions, on 29 April 2020, based on the recommendation of the South African Competition Commission.

AngloGold Ashanti and Harmony have committed to engage with the relevant authorities and other stakeholders in order to ensure the remaining conditions precedent are fulfilled as soon as possible.

The announced transaction on 12 February 2020 resulted in an expected consideration of around $300m which forms the basis for the fair value less costs to sell value of the South Africa disposal group. The non-recurring fair value measurement for the South Africa disposal group is included in level 3 of the fair value hierarchy. The fair value is based on unobservable market offers from potential buyers for the South Africa disposal group.

The held for sale assets and liabilities related to the transaction are reported in the South Africa segment. The South African asset sale is treated as a discontinued operation.

In terms of the transaction the silicosis obligation of $50m and the post-retirement medical obligation of $73m relating to South African employees are retained by AngloGold Ashanti.

Sale interest in the Sadiola Mine
On 23 December 2019, AngloGold Ashanti announced that it together with its joint venture partner, IAMGOLD Corporation (IAMGOLD), had agreed to sell their interests in Société d’Exploitation des Mines d’Or de Sadiola S.A. (Sadiola) to Allied Gold Corp (Allied Gold). Sadiola's principal asset is the Sadiola Mine located in the Kayes region of Western Mali. AngloGold Ashanti and IAMGOLD each hold a 41% interest in Sadiola with the remaining 18% interest held by the Government of Mali.

In terms of the agreement, AngloGold Ashanti and IAMGOLD will sell their collective interests in Sadiola to Allied Gold for a cash consideration of US$105m, payable as follows:
•US$50m (US$25m each to AngloGold Ashanti and IAMGOLD) upon the fulfillment or waiver of all conditions precedent and closing of the transaction;
•Up to a further US$5m (US$2.5m each to AngloGold Ashanti and IAMGOLD), payable 8 days after closing, to the extent that the cash balance of Sadiola at closing is greater than an agreed amount;
•US$25m (US$12.5m each to AngloGold Ashanti and IAMGOLD) upon the production of the first 250,000 ounces from the Sadiola Sulphides Project (SSP); and
•US$25m (US$12.5m each to AngloGold Ashanti and IAMGOLD) upon the production of a further 250,000 ounces from the SSP.

The transaction is subject to the fulfillment, or waiver, of a number of conditions precedent, including the receipt of certain approvals and releases from the Government of Mali. AngloGold Ashanti received approval from the South African Reserve Bank in early 2020. It is anticipated that all conditions precedent will be fulfilled or waived by the end of 2020.

This transaction offer represents the most significant unobservable input in determining the non-recurring fair value measurement of the Sadiola investment; accordingly, the fair value is included in level 3 of the fair value hierarchy.

The carrying value of the Sadiola held for sale asset of $20m (which is lower than fair value less costs to sell) is included in the Continental Africa segment; it was previously disclosed as an investment in joint venture on the Statement of Financial Position.
Discontinued operations
The results of the South Africa disposal group for the six months ended 30 June 2020 are presented below:

	Six months	Six months	Year
	ended	ended	ended
	Jun	Jun	Dec
	2020	2019	2019
US Dollar million	Unaudited	Unaudited	Audited

Revenue from product sales	234	244	555
Cost of sales	(174)	(232)	(479)
Gain (loss) on non-hedge derivatives and other commodity contracts	(41)	2	3
Gross profit	19	14	79
Other expenses	(14)	(19)	(44)
Derecognition of assets, impairments and profit (loss) on disposal of assets	2	(7)	(3)
Impairment reversal (loss) recognised on remeasurement to fair value less costs to sell	17	—	(549)
Profit (loss) before taxation	24	(12)	(517)
Normal and deferred taxation on operations	4	(4)	(23)
Deferred taxation on impairment (reversal) loss, derecognition and profit on disposal of assets	—	2	164
Deferred taxation on unrealised movement on derivatives and other commodity contracts	11	(1)	—
Total profit (loss) from discontinued operations	39	(15)	(376)

The major classes of assets and liabilities of the South African disposal group as at 30 June 2020, are as follows:

	As at	As at
	Jun	Dec
	2020	2019
US Dollar million	Unaudited	Audited

Tangible assets and right of use assets	378	429
Other investments	69	84
Inventories	31	37
Trade, other receivables and other assets	3	4
Deferred taxation	40	15
Cash and cash restricted for use	5	12
Assets held for sale	526	581

Lease liabilities	2	3
Environmental rehabilitation and other provisions	196	211
Trade and other payables	65	58
Liabilities held for sale	263	272
Net assets held for sale	263	309

Total assets held for sale include:
Sadiola	20	20
South Africa	526	581
	546	601

The discontinued operations' net cash flows are reflected in the Statement of Cash Flows.

Impairment reversal of South African assets
Following the continued classification of the South African disposal group as held for sale, an impairment reversal of $17m and taxation on impairment reversal of nil was recognised for the six months ended 30 June 2020, to increase the carrying amount of the assets in the disposal group to their fair value less costs to sell.